                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): February 8, 2005 (February 3, 2005)
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                           BANCORP RHODE ISLAND, INC.
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             (Exact name of registrant as specified in its charter)

                                  Rhode Island

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                 (State or other jurisdiction of incorporation)

                              333-33182 05-0509802
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          (Commission File Number) (IRS Employer Identification Number)

              One Turks Head Place, Providence, Rhode Island 02903
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                    (Address of principal executive offices)

                                 (401) 456-5000
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 1.01.       Entry into a Material Definitive Agreement

On February 3, 2005, the Compensation Committee of the Board of Directors of the
Registrant  adopted the executive  incentive  compensation plan for cash bonuses
(the "Plan") for the current year. Under the Plan,  incentive bonuses for senior executive officers of the Registrant will be determined based upon achieving the
Registrant's 2005 budgeted net income.  The Plan provides for threshold,  target and maximum awards to the Registrant's  executive  officers based upon the level of net income achieved versus the level of net income budgeted by the Registrant as indicated in the Incentive  Compensation  Grid filed  herewith as Exhibit 10.
The Compensation  Committee may adjust such awards, in its discretion,  based on its evaluation of an executive's performance.

Item 9.01.        Financial Statements and Exhibits

(c)      Exhibits

Exhibit No.       Exhibit

10.               2005 Incentive Compensation Grid.

                                   SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BANCORP RHODE ISLAND, INC.

                                                        /s/ Albert R. Rietheimer

                                                     By:  ------------------------------
                                                            Albert R. Rietheimer
                                                            Chief Financial Officer

Date:  February 8, 2005